UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported)	September 19, 2024

CORNING INCORPORATED

(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-3247 (Commission File Number)	16-0393470 (I.R.S. Employer Identification No.)

One Riverfront Plaza, Corning, New York (Address of principal executive offices)		14831 (Zip Code)

(607) 974-9000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value per share	GLW	New York Stock Exchange
3.875% Notes due 2026	GLW26	New York Stock Exchange
4.125% Notes due 2031	GLW31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ((§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On September 19, 2024, Corning Incorporated (the “Company”) issued a press release providing updates on key business milestones in its “Springboard” plan and sharing an operating margin target of 20% by the end of 2026. Management announced that it is implementing price increases in the Company’s Display Technologies segment, and expects to deliver segment net income of $900 million to $950 million in 2025 and to maintain net income margin of 25% in the segment. Management also stated that, in the Optical Communications segment, Enterprise sales are expected to grow by more than 40% year-over-year in the third quarter of 2024. In addition, management reaffirmed the Company’s estimated core sales and EPS guidance for the third quarter of 2024, which was previously issued on July 30, 2024, based on preliminary financial results. The full text of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

These preliminary financial results are based on the Company’s current estimate of its results for the quarter ended September 30, 2024, and remain subject to change based on the completion of closing and review procedures and the execution of the Company’s internal control over financial reporting.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information contained in, or incorporated into, Item 7.01, including the press release attached as Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.

99.1	Press Release dated September 19, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNING INCORPORATED

By:	/s/ Linda E. Jolly
Name:	Linda E. Jolly
Title:	Vice President and Corporate Secretary

Date: September 19, 2024